CAMBRIA ETF TRUST

Cambria Global Tail Risk ETF (FAIL)

Supplement Dated December 5, 2024

to the Summary Prospectus, Statutory Prospectus, and Statement of Additional Information dated September 1, 2024, each as revised from time to time

At the recommendation of Cambria Investment Management, L.P., the investment adviser to the Cambria Global Tail Risk ETF (the “Fund”), and in anticipation of limited future prospects of investor demand for the Fund, the Board of Trustees of Cambria ETF Trust determined to close and liquidate the Fund. Therefore, the Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on or about January 15, 2025 (the “Liquidation Date”).

The last day of secondary market trading of Fund shares will be January 8, 2025. The Fund will also cease accepting creation orders after the close of business on that date. Existing shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. In addition, Fund shareholders may continue to reinvest dividends and capital gains distributions received from the Fund through this date. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation.

From January 8, 2025, through the Liquidation Date, there is no assurance that there will continue to be a market for the Fund’s shares. When the Fund commences the liquidation of its portfolio, which is anticipated to occur on or around January 8, 2025, but may occur sooner, the liquidation process will result in the Fund expecting to increase its cash holdings and will likely deviate from its investment objective, strategies, and policies stated in its Prospectus and Statement of Additional Information from this date until the Liquidation Date.

It is anticipated that any shareholder remaining in the Fund after the last day of trading on January 8, 2025, will have their shares redeemed automatically on or around the Liquidation Date and receive cash through their broker or other financial intermediary thereafter in an amount equal to the net asset value of their shares as calculated on or about the Liquidation Date. This amount is expected to include any accrued capital gains and dividends. Shareholders remaining in the Fund that receive cash will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the date of the automatic redemption will reflect the costs of liquidating and closing the Fund. Whether you sell your shares or your shares are automatically redeemed as described, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

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PLEASE RETRAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CIM-FAIL-SMP-1224